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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------
                                    FORM 8-K
                             ---------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 8, 2002

                            FAIRCHILD SEMICONDUCTOR
                              INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
           DELAWARE                        001-15181                      04-3363001
(STATE OR OTHER JURISDICTION OF           (COMMISSION                  (I.R.S. EMPLOYER
        INCORPORATION OR                 FILE NUMBER)                 IDENTIFICATION NO.)
          ORGANIZATION)
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                              82 RUNNING HILL ROAD
                          SOUTH PORTLAND, MAINE 04106
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (207) 775-8100

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ITEM 5.  OTHER EVENTS

     We are filing in this special report on Form 8-K our audited financial statements as of and for the year ended December 30, 2001 together with Management's Discussion and Analysis of Financial Condition and Results of Operations for the periods included in such financial statements.

     We have recently reached an agreement in principle to settle the patent infringement lawsuit filed against us by Siliconix Incorporated in 1999 in the United States District Court for the Northern District of California. The terms of the settlement agreed in principle are not material to our financial position and are not expected to have a material effect on our future results of operation.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     c) Exhibits

     99.1 Management's Discussion and Analysis of Financial Condition and Results of Operations

     99.2 Consolidated Financial Statements

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Fairchild Semiconductor International,
                                          Inc.

                                                  /s/ DAVID A. HENRY
                                          --------------------------------------
                                          DAVID A. HENRY
                                          Vice President, Corporate Controller
                                          (Principal Accounting Officer and
                                          Duly Authorized Officer)

Date: March 8, 2001

EXHIBIT 99.1

EXHIBIT 99.2

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